Exhibit 10.16

                      WHITEHALL BUSINESS CREDIT CORPORATION
                                One State Street
                            New York, New York 10004


                                                      as of January  __, 2004

SPAR Group, Inc.
580 White Plains Road
Tarrytown, New York 10591


Gentlemen:

         Reference is hereby made to that certain Third Amended and Restated Revolving Credit and Security Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of January 24, 2003 among SPAR Marketing Force, Inc., SPAR, Inc., SPAR/Burgoyne Retail Services, Inc., SPAR Group, Inc., SPAR Incentive Marketing, Inc., SPAR Trademarks, Inc., SPAR Marketing, Inc. (DE), SPAR Marketing, Inc.
(NV), SPAR Acquisition, Inc., SPAR Group International, Inc., SPAR Technology Group, Inc., SPAR/PIA Retail Services, Inc., Retail Resources, Inc., Pivotal Field Services, Inc., PIA Merchandising Co., Inc., Pacific Indoor Display Co., Pivotal Sales Company, SPAR All Store Marketing Services, Inc., (collectively, the "Borrower") and Whitehall Business Credit Corporation ("Lender"). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

         At the present time, certain Events of Default have occurred and are continuing under the Credit Agreement, specifically the Events of Default under
Section 19(iii) of the Credit Agreement resulting from the failure of Borrower to perform, keep or observe the covenant contained in (a) Section 12(p) of the Credit Agreement by not maintaining the required Fixed Charge Coverage Ratio for the four fiscal quarters ended December 31, 2003 and (b) Section 12(r) of the Credit Agreement as a result of Borrower's violation of the EBITDA covenant for the four fiscal quarters ended December 31, 2003 (the "Designated Defaults"). In addition, Borrower has informed Lender that it intends to cause SPAR Bert Fife, Inc. ("SBFI") to purchase all or substantially all of the assets and assume certain liabilities (the "Acquisition") of Bert Fife & Associates, Inc. ("Fife") pursuant to the Asset Purchase and Sale Agreement, dated as of January 12, 2004 (the "Acquisition Agreement").

         As a result of the existence of the Designated Defaults the Acquisition is excluded from Permitted Acquisitions unless Lender waives requirement that no Default or Event of Default has occurred ("Default Requirement"). In addition, Lender and Borrower have agreed to amend the Credit Agreement as hereafter set forth subject to the satisfaction of the conditions precedent herein.

         In order to permit the Acquisition to be treated as a Permitted Acquisition, despite the existence of certain Events of Default, Lender hereby waives the Default Requirement solely with respect to the Acquisition; provided, however, the Acquisition shall be completed on substantially the terms as set forth in the Acquisition Agreement and; provided, further, Lender shall have received, no later than April 5, 2004, four (4) copies of a Joinder Agreement executed by Lender, Borrower and SBFI, in form and substance satisfactory to Lender.



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         Subject to the terms and conditions set forth below the Credit
Agreement is hereby amended to provide as follows:

1. The definition of Supplemental Amount contained in Section 1 is hereby amended in its entirety to provide as follows:

         "Supplemental Amount" shall mean, for each period of time, the amount set forth below opposite such time period:

               Time Period                                  Supplemental Amount
               -----------                                  -------------------

               Closing Date through 3/31/2003                        $1,500,000
               04/01/2003 through 06/30/2003                         $1,300,000
               07/01/2003 to but not including the
               Letter Amendment No. 1 Effective Date                 $1,100,000
               Letter Amendment No.1 Effective Date
               and thereafter                                                $0

2. Section 1 of the Credit Agreement is hereby amended by adding the following defined terms in their appropriate alphabetical order:

         "Fife Acquisition" shall mean the acquisition of all or substantially all of the assets and the assumption of certain liabilities by SPAR Bert Fife, Inc. of Bert Fife & Associates, Inc. pursuant to the Acquisition Agreement.

         "Fife Acquisition Agreement" shall mean that certain Asset Purchase and Sale Agreement, dated as of January 12, 2004 among Bert McCoy Fife, Bert Fife & Associates, Inc., The Field Force, Inc., The Marketing Development Group, Inc. and SBFI.

         "Letter Amendment No. 1" shall mean Letter Amendment No. 1 to this Agreement by and among Borrowers and Lender.

         "Letter Amendment No. 1 Effective Date" shall mean January ___, 2004.

         "SBFI" shall mean SPAR Bert Fife, Inc., a Nevada corporation.

         "SBFI Reserve" shall mean the amount of not less than $800,000, as of the closing date of the Fife Acquisition, subject to reduction by the amount of additional availability created as a result of the Fife Acquisition, as determined by a field exam by Lender which shall calculate availability as of the closing date of the Fife Acquisition; provided, however, such reserve shall not be reduced by the amount of such additional availability until the following conditions have been satisfied: (i) receipt by Lender of the executed Fife Acquisition Agreement and related documents, (ii) satisfactory field exam conducted by Lender as of the closing date of the Fife Acquisition and (iii) receipt by Lender of adequate documentation required for Lender to obtain a first priority perfected security interest in the assets of SBFI; provided, further, the amount of the SBFI Reserve shall be reduced to $0 at such time as Borrowers maintain a Fixed Charge Coverage Ratio of at least 1.2 to 1.0 for each of two consecutive fiscal quarters.



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3.       Section 2(a)(y)(v) of the Credit Agreement is hereby amended by adding after the word "Reserve" the following: ", SBFI Reserve".

4. Section 12(n)(ii) of the Credit Agreement is hereby amended by deleting the amount of "$500,000" contained in the ninth line therein and inserting in lieu thereof the sum of "$100,000".

         This letter agreement shall become effective upon the receipt by Lender of (i) four (4) copies of this letter agreement executed by the parties hereto within three (3) Business Days of receipt thereof by Borrower, (ii) executed copies of the Acquisition Agreement and all documents related thereto and (iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         In addition, although Lender is not taking any immediate action with respect to the above Designated Defaults, Lender hereby reserves all of its rights and remedies under the Credit Agreement and applicable law, including, without limitation, its right to charge interest at the Default Rate. Lender's election not to exercise any such right or remedy at the present time shall not
(a) limit in any manner whatsoever Borrower's obligation to comply with, and Lender's right to insist on Borrower's compliance with, each and every term of the Credit Agreement or (b) constitute a waiver of any Event of Default or any right or remedy available to Lender under the Credit Agreement or applicable law, and Lender hereby expressly reserves its rights with respect to the same.

         Except as set forth herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this waiver letter shall not, except as set forth herein, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                                      Very truly yours,

                                      WHITEHALL BUSINESS CREDIT CORPORATION



                                      By: /s/ Joseph Zautra
                                      ---------------------
                                      Name:    Joseph Zautra
                                      Title:   Vice President


ACCEPTED AND AGREED:

SPAR MARKETING FORCE, INC.,
as Borrowing Agent




By:  /s/  Charles Cimitile
     ---------------------
Name:  Charles Cimitile
Title: Chief Financial Officer

SPAR GROUP, INC.
PIA MERCHANDISING CO., INC.
PACIFIC INDOOR DISPLAY CO.
PIVOTAL SALES COMPANY
SPAR MARKETING FORCE, INC.
SPAR, INC.
SPAR/BURGOYNE RETAIL SERVICES, INC.
SPAR INCENTIVE MARKETING, INC.
SPAR TRADEMARKS, INC.
SPAR MARKETING, INC. (DE)
SPAR MARKETING, INC. (NV)
SPAR ACQUISITION, INC.
SPAR TECHNOLOGY GROUP, INC.
SPAR/PIA RETAIL SERVICES, INC.
RETAIL RESOURCES, INC.
PIVOTAL FIELD SERVICES, INC.
SPAR ALL STORE MARKETING SERVICES, INC.


By: /s/ Charles Cimitile
    --------------------
Name:   Charles Cimitile
Title:  Chief Financial Officer
        of each of the foregoing Borrowers